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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               September 27, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


          Oklahoma                    1-2572                    73-1520922
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events.
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           On September 25, 2001, ONEOK, Inc. announced that Federal District
           Judge Roslyn O. Silver in Phoenix granted ONEOK's motion for summary judgment on the one remaining claim against ONEOK by Southern Union Company for tortious interference with Southern Union's prospective relationship with Southwest Gas Corporation to the extent Southern Union is seeking lost profit damages, and denied the motion to the extent Southern Union is seeking out-of-pocket and punitive damages.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c)  Exhibits
            99.a    Press Release issued by ONEOK, Inc. dated September 25, 2001



                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 27th day of September 2001.

                                                   ONEOK, Inc.

                                   By:   /s/ Jim Kneale
                                        ------------------------------------
                                         Jim Kneale
                                         Senior Vice President, Treasurer
                                         and Chief Financial Officer
                                         (Principal Financial Officer)